Exhibit 10.56

Certain information identified with [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Amendment Number 1 To the iPDP and Budget
of the “Outbreak Response Funding Agreement (Step 2)” Having an Effective Date of May 11, 2020

(CEPI Identification #: [●])
Amendment Summary

COUNTERPARTY INFORMATION
Name:	Novavax, Inc. (“Awardee”)
Mailing Address:	21 Firstfield Road, Gaithersburg, MD 20878
Project Lead:	[***], Global Program Management
Management Contact:	[***], Commercial Strategy

CEPI INFORMATION
Name:	Coalition for Epidemic Preparedness Innovations (“CEPI”)
Mailing Address:	PO Box 123 Torshov, N-0412 Oslo, Norway
Visiting Address:	Marcus Thranes gate 2, N-0412 Oslo, Norway
Project Lead:	[***], Vaccine Development Project Leader
Management Contact:	[***], Director of Vaccine Research & Development

AMENDMENT AGREEMENT INFORMATION
Project Name	Novavax Outbreak Response To Novel Coronavirus (COVID-19)
CEPI Programme Name	Outbreak Response To Novel Coronavirus (COVID-19)
Effective Date	Date of last signature below
This Amendment includes and incorporates by reference:
The Amendment means this Agreement Summary together with the following, which in the event of conflict shall have priority in the order set out below:
–iPDP for Work Package(s) amended and restated (Annex C)
–Budget for Work Package(s) amended and restated (Annex D)

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THIS AMENDMENT is made by and between Awardee and the CEPI, either of which may be referred to individually as a "Party" and together as the "Parties." This Amendment Number 1 amends the original iPDP (Annex C) and Budget (Annex D) of the “Outbreak Response Funding Agreement (Step 2)” between the Parties having an Effective Date of May 11, 2020 (“Original Agreement”). The Parties have agreed to modify the original iPDP (Annex C) and Budget (Annex D) of the Original Agreement, which are hereby amended and restated as are attached to this Amendment Summary.

Upon signature by the Parties below, newly authorized expenditures made pursuant to the amended and restated iPDP and Budget shall be deemed to have been made pursuant to this Amendment.

Save as set out above, all terms and conditions of the Original Agreement shall remain unchanged and shall remain in full force and effect.

Informal Summary: For the convenience of the Parties, the following is an informal, non-binding description of the major changes to the original iPDP and its Budget.

–Adjustment in Phase 1 and 2 clinical trials including [***];
–Removal of [***] as a site for scale-up process development;
–Addition of BioFabri as a site for scale-up process development and demonstration lots;
–Removal of [***].

Signed for and on behalf of COA LITION FOR EPIDEMIC PREPAREDNESS INNOVATIONS by: Signature: /s/ Richard Hattchet

Richard Hattchet
Name:…………………………………………..

Title:…C…h…i…ef……E…x…e…c…ut…i…v…e……O…ff…i. cer

2020-10-21
Date:…………………………………………….
Signed for and on behalf of Novavax, Inc. by:
Signature: /s/John Herrmann

109995-0033-007
Name:…………………………………………..

Title:…E…V…P,……C…h…i…e…f…L…e…g…a…l…O…f…f. icer

2020-11-02
Date:…………………………………………….

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Annex C: Integrated Product Development Plan

[Pursuant to Regulation S-K, Item 601(a)(5), this Annex setting forth the integrated product development plan under this Amendment Number 1 has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted annexes to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

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Annex D: Budget

[Pursuant to Regulation S-K, Item 601(a)(5), this Annex setting forth the budget under this Amendment Number 1 for approximately $399.5 million has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted annexes to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]
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